SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 27, 2006
webMethods, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of	001-15681 (Commission File Number)	54-1807654 (I.R.S. Employer
Incorporation or Organization)		Identification No.)

3877 Fairfax Ridge Road South Tower
Fairfax, Virginia	22030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: (703) 460-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
      The following information, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission under Item 2.02 — Results of Operations and Financial Condition and shall not be deemed “filed” for any purpose. In addition, the information, including the exhibit attached hereto, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.
      On April 27, 2006, webMethods, Inc. issued a press release announcing financial results for its fiscal fourth quarter and year ended March 31, 2006. That press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 99.1 Press release dated April 27, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
webMethods, Inc.
By: /s/ DAVID MITCHELL

Name:  David Mitchell
Title:   President and Chief Executive Officer
Date: April 27, 2006

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated April 27, 2006.